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                                                                   Exhibit 10.25

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of the 6th day of November, 1997, is made and entered into by and between The O'Gara Company, an Ohio corporation (the "Company"), and American International Group, Inc., a Delaware corporation ("Shareholder").

                              W I T N E S S E T H:

         WHEREAS, in accordance with that certain Plan and Agreement to Merge dated August 8, 1997 ("Merger Agreement") among the Company, VDE, INC., Kroll Holdings, Inc. ("KHI") and Jules Kroll ("Kroll"), shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") will be issued to the Shareholder; and

         WHEREAS, pursuant to the Merger Agreement and to induce the Shareholder to vote its shares of the capital stock of KHI in favor of the transaction contemplated by the Merger Agreement, the Company has agreed to provide the registration rights hereinafter set forth;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. CERTAIN DEFINITIONS.

         As used in this Agreement the following terms shall have the meanings ascribed to them below:

                  1.1 "COMMISSION": the United States Securities and Exchange Commission, or any successor agency or commission.

                  1.2 "EXCHANGE ACT": the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  1.3 "HOLDER" or "HOLDERS": (a) the Shareholder or any Permitted Transferee, individually, or (b) the Shareholder and all Permitted Transferees, collectively.

                  1.4 "PERMITTED TRANSFEREE": a Person that controls, is controlled by or is under common control with the Shareholder.

                  1.5 "PERSON": an individual, corporation, limited liability company, joint venture, partnership, trust, unincorporated organization or other entity, or a government or any agency or political subdivision thereof.

                  1.6 "REGISTRABLE SECURITIES": any outstanding shares of Common Stock held of record by the Holders. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have


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been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed (other than in a privately negotiated sale) pursuant to a Rule 144 Open Market Transaction, (iii) such securities shall cease to be outstanding, or (iv) such securities shall be held beneficially by any person other than a Shareholder or a Permitted Transferee (with satisfactory evidence of such beneficial ownership having been provided to the Company).

                  1.7 "RULE 144 OPEN MARKET TRANSACTION": the sale of securities pursuant to Rule 144 (as it exists now or may hereafter be amended, or any successor provision) under the Securities Act.

                  1.8 "SECURITIES ACT": the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          2. REGISTRATION RIGHTS.

                  2.1 DEMAND REGISTRATION.

                  (a) Subject to Section 2.1(b) below, the Shareholder shall have the right, on not more than one (1) occasion within three (3) years of the Effective Time of the Merger to require the Company to file a registration statement under the Securities Act covering all or part of any Holder's or Holders' Registrable Securities by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration, and the intended method of distribution thereof (the "Demand Registration Request"). Subject to Sections 2.3, 2.4, 2.5 and 2.7, the Company shall use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register in the Demand Registration Request, for disposition in accordance with the intended method of disposition stated in the Demand Registration Request (a "Demand Registration"). The Company shall not be obligated to effect more than one (1) Demand Registration. A registration request pursuant to this Agreement will not be deemed to have been effected unless the registration statement with respect thereto shall have been declared effective and remained effective for the period required by Section 2.4(a) of this Agreement.

                  (b) The demand registration rights granted the Shareholder in
Section 2.1(a) are subject to the following additional limitations: (i) the Company shall not be obligated to file a registration statement relating to any Demand Registration Request made more than three (3) years after the Effective Time of the Merger; (ii) the Company shall not be required to file a registration statement pursuant to a Demand Registration Request on Form S-1 at any time when registration on Form S-3 is available for use by the Holders in connection with such registration; and (iii) if the Board of Directors of the Company, in its good faith judgment, reasonably determines that any registration of Registrable Securities should not be made or

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continued due to a valid need not to disclose confidential information or because it would interfere with any corporate reorganization or material financing, acquisition, merger or other transaction involving the Company (collectively, a "Valid Business Reason"), the Company may postpone filing a registration statement relating to a Demand Registration Request and, in case any such registration statement has been filed, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement, in each case until such Valid Business Reason no longer exists. The Company shall give written notice to the Shareholder of its determination to postpone or withdraw a registration statement for a Valid Business Reason, together with such disclosure to the Shareholder of the nature of the Valid Business Reason as business necessity and the requirements of applicable law will allow, and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case promptly after the occurrence thereof. If the Company shall give any notice of postponement or withdrawal of any registration statement, the Company shall not, during the period of postponement or withdrawal, register any capital stock other than pursuant to a registration statement on Form S-4 or Form S-8. Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause (iii) above, each Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall give any notice of withdrawal of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such withdrawal no longer exists, file a new registration statement covering the Registrable Securities that were covered by the withdrawn registration statement. If the Company shall have withdrawn or prematurely terminated a registration statement filed under
Section 2.1(a) (whether pursuant to clause (iii) above or as a result of any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court), the Company shall not be considered to have effected a registration for the purposes of this Section 2.1 and such withdraws or terminated registration shall not constitute a Demand Registration unless and until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and remained effective for the period required by Section 2.4(a) of this Agreement. If the Company shall give any notice of postponement of a registration statement, the Company shall, at such time as the Valid Business Reason that caused such postponement no longer exists, use its best efforts to effect the

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registration under the Securities Act of Registrable Securities in accordance with this Section 2.1.

                  (c) Subject to Section 2.3, the Company may elect to include in any registration statement and offering made pursuant to this Section 2.1, authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares.

                  (d) If any Demand Registration involves an underwritten offering, the Shareholder shall have the right to select the investment bankers and underwriters or managing underwriters to administer the offering of such Registrable Securities, provided such investment bankers and underwriters shall be reasonably acceptable to the Company.

         2.2 "PIGGY-BACK" REGISTRATIONS. (a) If, at any time within three (3) years after the Effective Time of the Merger, the Company proposes or is required to register any shares of its Common Stock under the Securities Act (other than pursuant to Section 2.1) on a registration statement on Form S-1, Form S-2 or Form S-3, whether or not for its own account, the Company, on each such occasion, shall give prompt written notice of its intention to do so to the Shareholder. Upon the written request of the Shareholder made within fifteen
(15) days following the receipt of any such written notice (which request shall specify the Registrable Securities intended to be disposed of by each Holder), the Company shall, subject to Sections 2.2(b), 2.3, 2.4, 2.5 and 2.7 hereof, use its best efforts to cause all Registrable Securities requested by the Shareholder to be included in such registration under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Holders of such Registrable Securities.

                  (b)(i) If, at any time after giving written notice of its intention to register any shares of Common Stock and prior to the effective date of the registration statement filed in connection therewith the Company shall determine for any reason not to register such shares of Common Stock, the Company shall give written notice to the Shareholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration.

                  (ii) In case of a determination by the Company to delay the registration of shares of its Common Stock pursuant to this Section 2.2, the Company shall be permitted to delay the registration of Registrable Securities for the same period as the delay in registering all other equity securities to be included in such registration.

                  (iii) The Company shall not be obligated to register any Holder's Registrable Securities pursuant to this Section 2.2 unless the sale or other disposition of such Registrable Securities is made pursuant to the same terms, conditions and

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method of distribution applicable to the securities which the Company proposes to register.

                  (iv) If any registration pursuant to Section 2.2 involves an underwritten offering, the Company shall have the right to select the investment bankers and underwriters or managing underwriters to administer the offering, and any Registrable Securities requested by the Shareholder to be included in any such registration shall be offered pursuant to an underwriting agreement with the managing underwriter so selected by the Company.

                  (c) The Shareholder shall have the right to withdraw its request for inclusion of all or any portion of the Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw (a "Withdrawal Election"); PROVIDED, HOWEVER, that a Withdrawal Election shall be irrevocable and the Shareholder shall no longer have any right to include the withdrawn Registrable Securities in such registration statement.

         2.3 ALLOCATION OF SECURITIES INCLUDED IN REGISTRATION STATEMENT. (a) If any requested registration pursuant to Section 2.1 involves an underwritten offering and the managing underwriter shall advise the Company that, in its view, the number of Registrable Securities requested to be included in such registration (including those securities requested by the Company to be included in such registration) exceeds the largest number (the "Section 2.1 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Shareholder, the Company shall include in such registration:

                  (i) all Registrable Securities requested to be included in such registration by the Shareholder, to the extent not in excess of the Section
2.1 Sale Number; and

                  (ii) To the extent that the number of Registrable Securities requested to be included by the Shareholder is less than the Section 2.1 Sale Number, such number of securities the Company proposes to register, if any, as may be included without causing the Section 2.1 Sale Number to be exceeded.

If, as a result of the provisions of this Section 2.3(a), the Shareholder shall not be entitled to include all Registrable Securities in a registration that the Shareholder has requested to be included, the Shareholder may make a Withdrawal Election; PROVIDED, HOWEVER, that the Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, the Shareholder shall no longer have any right to include the withdrawn Registrable Securities in the registration statement; and PROVIDED FURTHER that if as a result of such Withdrawal Election no Registrable Securities are to be included in such registration, such registration shall not constitute a Demand Registration for purposes of determining whether the limitation on the number of Demand Registrations set forth in Section 2.1(a)

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has been met and the Company shall not thereafter be required to complete such registration.

                  (b) If any registration pursuant to Section 2.2 involves an underwritten offering and the managing underwriter shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such offering (i) all the securities the Company proposes to register, and (ii) to the extent that the shares of Common Stock to be included by the Company are less than the Section 2.2 Sale Number, such number of Registrable Securities requested to be included by the Shareholder as will bring the total number of securities to be so registered to the Section 2.2 Sale Number.

         2.4 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect or cause the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement with respect to all Registrable Securities required by this Agreement to be covered thereby, and use its best efforts to cause such registration statement to become and remain effective until the earliest to occur of (i) the date on which all Registrable Securities covered by such registration statement are sold, or (ii) the earlier of the date that is one hundred twenty (120) days after such registration statement becomes effective; PROVIDED, HOWEVER, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel selected by the Shareholder copies of all documents proposed to be filed, which documents will be subject to the reasonable review and comments of such counsel;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus as may be necessary to keep such registration statement effective for the period required by Section 2.4(a) above and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement; PROVIDED, HOWEVER, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to counsel selected by the Shareholder copies of all documents proposed to be filed, which documents will be subject to the reasonable review and comments of such counsel;

                  (c) furnish, without charge, to each seller of such Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the

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prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky law of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriters to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to (i) qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph
(d), be required to be so qualified, or (ii) subject itself to taxation in any such jurisdiction;

                  (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdictions or the initiation of any proceeding for such purpose; and (v) of the existence or occurrence of any fact or event which results or would reasonably be expected to result in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein in light of the circumstances under which it was made, not misleading, and in case the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

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                  (f) comply with all applicable rules and regulations of the
Commission, and make generally available to its securities holders, as soon as reasonably practicable after the effective date of the registration statement, an earnings statement (which need not be audited) covering the period of at least twelve consecutive months beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations thereunder;

                  (g) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which Common Stock of the Company is then listed or, if not so listed, on the National Association of Securities Dealers automated quotation system; and

                  (h) enter into such customary agreements (including, if applicable, an underwriting agreement in customary form containing, among other provisions, standard provisions with respect to the indemnification of the underwriters) and take such other actions as the Shareholder shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

         2.5 OBLIGATION TO DISCONTINUE. Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event described in clause (iii) of Section 2.4(e), such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement until the effectiveness of such registration statement is no longer suspended or proceedings for that purpose are no longer pending. Each Holder of Registrable Securities also agrees that upon receipt of any notice from the Company of the happening of any event described in clause (iv) of Section 2.4(e), such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement in the jurisdiction specified in such notice until the qualification of the Registrable Securities in the jurisdiction specified in such notice is no longer suspended or proceedings for that purpose are no longer pending. Each Holder of Registrable Securities further agrees that upon receipt of any notice from the Company of the happening of an event of the kind described in clause (v) of Section 2.4(e), such Holder will discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(e) and, if so directed by the Company, will use its best efforts to deliver to the Company, or will agree to destroy and provide a certificate to the Company regarding such destruction, all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice.

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         2.6 REGISTRATION EXPENSES. The Company shall, whether or not any registration pursuant to this Agreement becomes effective, pay all expenses incident to the Company's performance of or compliance with this Article 2, including, without limitation, (i) Commission or stock exchange registration and filing fees, (ii) fees and expenses of compliance with state securities or blue sky laws and in connection with the preparation of a blue sky survey, including without limitation, fees and expenses of blue sky counsel, (iii) printing expenses, (iv) messenger and delivery expenses, (v) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal and accounting duties), (vi) fees and disbursements of counsel for the Company, (vii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other Persons, including special experts, retained by the Company, and (viii) any fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities. Notwithstanding the foregoing, the Shareholder shall pay or cause to be paid (a) all underwriting discounts and commissions and transfer taxes, if any, attributable to any Holder's Registrable Securities and (b) all fees and disbursements, if any, of counsel to or other representatives of the Shareholder.

         2.7 CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. In the case of any registration under Section 2.1 pursuant to an underwritten offer, or in the case of a registration pursuant to Section 2.2 if the Company has determined to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to an underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided therein and completes and/or executes all questionnaires and other documents which must be executed in connection therewith.

         2.8 LIMITATIONS ON SALE OR DISTRIBUTION OF OTHER SECURITIES. If requested in writing by the Company or the managing underwriters, if any, of any registration effected pursuant to Section 2.1 or 2.2, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any Rule 144 Open Market Transaction, of any Registrable Securities, or of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 15 days before or 90 days after the effective date of each underwritten offering made pursuant to such registration statement; PROVIDED, HOWEVER, that such Holder may request a waiver of such time period from the managing underwriter, for a period of time to be not less than 60 days, which waiver shall not be unreasonably withheld.


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         2.9 INDEMNIFICATION. (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to Article 2, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the Shareholder and each other seller of any Registrable Securities covered by such registration statement, and their respective directors, officers, fiduciaries, employees, stockholders, members and general and limited partners (and the directors, officers, employees, stockholders, members and partners thereof), each other Person who participates as an underwriter or qualified independent underwriter ("independent underwriter"), if any, in the offering or sale of such securities, each officer, director, employee, stockholder or partner of such underwriter or independent underwriter, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities, actions or proceedings in respect thereof and expenses of whatsoever nature (including, without limitation, costs and expenses of investigation and defense, reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent) (collectively, "Claims and Damages") suffered or incurred by an indemnified party or to which any such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims and Damages arise out of or are based upon (i) any untrue statement or alleged untrue statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any violation by the Company of the Securities Act or any other federal, state or common law rule or regulation applicable to the Company and related to any action or inaction required of the Company in connection with any such registration; PROVIDED, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claims or Damages arise out of or are based upon an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein.

                  (b) If Registrable Securities are included in the securities as to which any registration under Sections 2.1 or 2.2 is being effected, the Shareholder and each seller of Registrable

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Securities (and, if the Company requires as a condition to including any
Registrable Securities in any registration statement filed in accordance with
Section 2.1 or 2.2, any underwriter and independent underwriter, if any) shall, severally and not jointly, indemnify and hold harmless, to the extent permitted by law, the Company, its directors, officers, fiduciaries, employees and stockholders, members and general and limited partners with respect to Claims and Damages arising out of or based upon any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of the Shareholder specifically for use in such registration statement, preliminary, final or summary prospectus or amendment or supplement or document incorporated by reference into any of the foregoing.

                  (c) Indemnification similar to that specified in Section 2.10(a) and (b) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities in accordance with this Agreement under any state securities and blue sky laws.

                  (d) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.10, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under this Section 2.10, except to the extent the indemnifying party is damaged or prejudiced thereby. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to assume the defense thereof, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that if representation of both parties by the same counsel is inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense and the indemnifying party shall be liable for all Claims and Damages arising thereunder and all reasonable expenses therefor. If an indemnifying party has elected to assume the defense of any action or proceeding or has otherwise acknowledged its obligation to indemnify the indemnified party, such indemnifying party shall in no event be liable for any settlement effected without its consent. No indemnifying party shall

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consent to any settlement or the entry of any judgment without the prior written consent of the indemnified party unless such settlement or judgment (i) provides only for monetary damages, which shall be paid in full by the indemnifying party, and (ii) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of the underlying claim or litigation.

                  (e) The indemnity agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

         3. GENERAL.

                  3.1 RULE 144. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including but not limited to the reports under Section 13 and 15 (d) of the Exchange Act referred to in Rule 144(c)(1) under the Securities Act), and will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company will promptly deliver to such Holder a written statement as to whether it has complied with such requirements.

         3.2 AMENDMENTS AND WAIVERS. No amendment or waiver of any term or provision of this Agreement shall be effective unless in writing signed by the party to be charged. The waiver by any party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

         3.3 NOTICES. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date received by hand delivery, facsimile transmission or registered mail, postage prepaid, addressed as follows:

to the Company:

                  The O'Gara Company
                  9113 LeSaint Drive
                  Fairfield, Ohio 45014
                  Attn: Abram Gordon, Esq.
                  Telephone No. (513) 874-2112
                  Facsimile No. (513) 874-1262
with a copy to:

                  Taft, Stettinius & Hollister
                  1800 Star Bank Center
                  425 Walnut Street
                  Cincinnati, Ohio 45202
                  Attn: Thomas D. Heekin, Esq.
                  Telephone No. (513) 381-2838
                  Facsimile No. (513) 381-0205

and to the Shareholder:

                  American International Group, Inc.
                  70 Pine Street
                  New York, New York  10270
                  Attn: Howard I. Smith, Executive Vice President
                  Telephone No. (212) 720-6800
                  Facsimile No. (212) 509-4543

with a copy to:

                  American International Group, Inc.
                  70 Pine Street
                  New York, New York  10270
                  Attn:  Corporate Secretary
                  Telephone No. (212) 770-5123
                  Facsimile No. (212) 785-1584

The Company and the Shareholder, by written notice given in accordance with this
Section 3.3, may change the address to which such notice or other communications are to be sent.

         3.4 LEGENDS. (a) Substantially the following legend shall be placed on the certificates representing any shares of Common Stock issued to the Shareholder by the Company pursuant to the Merger Agreement:

         "The shares represented by this certificate are subject to the rights and restrictions contained in a Registration Rights Agreement, dated as of October __, 1997, copies of which are on file at the office of the Secretary of the Company."

         3.5 COMPANY REPRESENTATIONS. The Company represents and warrants to the Shareholder that:

                  (a) The Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (b) The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company;

                  (c) This Agreement has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery hereof by the Shareholder) constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

                  (d) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, (i) any provision of the charter or organizational documents of the Company, (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation by which the Company is bound or to which any of its properties or assets is subject, other than, in the case of clause (ii), any such violation or default that would not reasonably be expected to have a material adverse effect on the financial condition or operations of the Company and its consolidated subsidiaries, taken as a whole, and would not impair the ability of the Company to perform its obligations under this Agreement; and

                  (e) No filing or registration with, or authorization, consent or approval of, any governmental authority is required by or with respect to the Company in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, except as otherwise expressly provided herein or in the Merger Agreement.

         3.6 SHAREHOLDER REPRESENTATION. The Shareholder represents and warrants to the Company that:

                  (a) The Shareholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (b) The execution and delivery of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Shareholder;

                  (c) This Agreement has been duly executed and delivered by the Shareholder and (assuming the due authorization, execution and delivery hereof by the Company) constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms;

                  (d) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of, or default (with or without notice or lapse of time, or both) under (i) any provision of the charter or organizational documents of the Shareholder or (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation by which the Shareholder is bound or to which any of its properties or assets is subject other than, in the case of clause (ii), any such violations, defaults, rights, liens, security interests, charges or encumbrances that would not reasonably be expected to have a material adverse effect on the financial condition or operations of the Shareholder and its consolidated subsidiaries, taken as a whole, and would not impair the ability of the Shareholder to perform its obligations under this Agreement.

                  (e) No filing or registration with, or authorization, consent or approval of, any governmental authority is required by or with respect to the Shareholder in connection with the execution and delivery by the Shareholder of this Agreement or the consummation by the Shareholder of the transactions contemplated hereby, except as otherwise expressly provided herein.

         3.7 MISCELLANEOUS.

                  (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors and assigns of the parties hereto, whether so expressed or not. If any Permitted Transferee shall acquire shares of Common Stock from the Shareholder, whether by operation of law or otherwise (other than pursuant to any offering registered under the Securities Act or any Rule 144 Open Market Transaction), the Shareholder shall promptly notify the Company and such Registrable Securities acquired from the Shareholder shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Permitted Transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Company shall so request, any such successor or assign shall agree in writing to acquire and hold the Registrable Securities acquired from the Shareholder subject to all of the terms hereof.

                  (b) This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes any and all previous agreements among them relating to the subject matter hereof, whether written, oral or implied.

                  (c) This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

                  (d) The Section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation hereof.

                  (e) This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

                  (f) Should any term or condition of this Agreement be determined by a court of competent jurisdiction to be unenforceable for any reason, including, without limitation, violation of statute or public policy, such provision shall, if possible, be reformed by the parties hereto or, if the parties cannot agree, by the appropriate court of competent jurisdiction to comply with applicable legal requirements in a matter that is as close in its intent and effect to the original provision as possible or, if such reformation cannot be accomplished shall be stricken without affecting the validity of any other term or condition of this Agreement.

                  (g) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          AMERICAN INTERNATIONAL GROUP, INC.


                                          By: /S/ HOWARD I. SMITH
                                             ----------------------------
                                          Name:
                                               --------------------------
                                          Title:
                                                -------------------------

                                          By: /S/ KATHLEEN E. SHANNON
                                             ----------------------------
                                          Name:
                                               --------------------------
                                          Title:
                                                -------------------------


                                          THE O'GARA COMPANY


                                          By: /S/ ABRAM S. GORDON
                                             ----------------------------
                                          Name: ABRAM S. GORDON
                                               --------------------------
                                          Title: VICE PRESIDENT
                                                -------------------------